SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 24, 2001


                                EMPYREAN COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                     0-30118                   88-0413417
         ------------------         ----------------          ------------------
         (State or other           (Commission              (IRS Employer
         jurisdiction of            File Number)             Identification No.)
         incorporation)

         2537 S. Gessuer, Suite 114, Houston, TX                   77063
         -------------------------------------------          ---------
         (Address of principal executive offices)             (Postal Code)

         250 H. Street, #725, Blaine, WA                           98230
         -------------------------------------------          ---------
         Prior Address                                        (Postal Code)

         Registrant's telephone number, including area code:   (310) 452-9959
                                                               --------------



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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

1) The board of Directors, upon receipt of the written consent of the holders of a majority of the issued and outstanding shares, has approved a Reverse Split of the issued and outstanding shares on a one new share for twenty old shares basis. Any fractional shares will be rounded up. Effective date of the Reverse Split is November 3, 2001.

2)The Board has rescinded its previous decision of June 8, 2001 to spin off the communications assets by dividend to shareholders.

3) The company has changed its executive officer to 2537 W. Gessner, Suite 114, Houston, Texas 77063.

DALE A. RENAUD - Mr. Renaud has earned a Degree in Business Administration from the University of Windsor (Canada), a Degree in Management from the University of Michigan (USA). He also has a Certificate in Data Processing from the American Management Association and a Certificate in Credit Analysis from Dunn & Bradstreet. From 2000-present he has been President and C.E.O. of Empyrean

Communications, Inc., President and C.E.O. of Empyrean International Inc.
From 1985-2000 he was President of Rentel Consultants, Inc. a consultant to corporate entities, partnerships and individuals in a wide variety of management need including; structuring or re-structuring of Equity Positions involving Domestic and International Financing. From 1984-1994 he was President/CEO of Citizens Bank & Trust Arkansas, USA, where he was resopnsible for all bank and trust operations. From 1973-1984 he was Senior Operations Officer & Comptroller of Twin City Bank.

THOMAS L. MCCRIMMON (age 55) former President, Treasurer and Director. Mr. McCrimmon has served the Company since its inception in March, 1987. He currently holds the position of Director. Mr. McCrimmon has been involved in merger and acquisition work, management consulting to private and public companies from 1976 through 1983 as the founder and owner of Bay Business Consultants a business brokerage and consulting firm. Mr. McCrimmon has been the President and founder of Florida Hi-Tech Capital, Inc., Tampa Florida a privately held financial management consulting firm since 1984 to present. From 1988 - April 2, 1990 Mr. McCrimmon was President of Paragon Acquisitions Group, Inc. a public company which acquired 100% interest in Sun Up Foods, Inc., Benton, Kentucky a processor of citrus juice concentrate for resale to dairies nationwide. Mr. McCrimmon was President (1988 - March, 1991) of Baystar Capital, Inc. a public shell company which merged with American Clinical Laboratories, Tampa, FL.

Item 6.

On October 19, 2001, at a Special Meeting of the Board of Directors, Dale A. Renaud was elected Director of the Company. He will serve until the next Annual General Meeting when the Shareholders will elect Directors.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

         Financial Statements:

                  None.

         Pro Forma Financial Statements:

                  None.

         Exhibits:

                  None.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2001                    EMPYREAN COMMUNICATIONS, INC.



                                           By: /s/ Dale A. Renaud
                                           ------------------------------------
                                           Dale A. Renaud, President